                                                                  Exhibit 10.1

===============================================================================
HEADLANDS                      SERVICING CERTIFICATE
MORTGAGE
===============================================================================

Revolving Home       LIBOR:                    5.6562        Current Collection          5-1-98 thru 5-31-98
Equity Loan                                      5%          Period:
Asset-Backed         Margin:                   0.2000        S&S Agreement Date:         3/1/98
Certificates                                     0%
Series 1998-1        Class A  Certificate      5.8562        Original Closing Date:     3/25/98
                     Rate:                       5%
                     Class S  Certificate      1.2500        Distribution Date:         6/15/98
                     Rate:                       0%
                     Interest Period 5/15/98     31          Record Date:               6/14/98
                     thru 6/14/98:
                     Weighted Average Loan     10.463        Pool Factor:            99.9540165%
                     Rate:                       60%
                     Weighted Average Net      9.7861        Investor Floating         97.99963%
                     Loan Rate:                  0%          Allocation %:IFAP
                                                             Investor Fixed            98.00000%
                                                             Allocation %:
                     Maximum Rate:             9.7861        Beginning                  2.00000%
                                                 0%          Transferor Interest
                     Servicing Fee Rate:       0.5000        Spread Account           5,864,838.60
                                                 0%          Maximum 3%:
                     Premium Fee Rate:         0.1700        Required                 1,466,209.65
                                                 0%          Overcollaterialization
                                                             Amt:
                     Trustee Fee               0.0075        Certificateholders       3,910,620.04
                                                 0%          Subordinated Amt

==========================================================================================
BALANCES

         Beginning Pool Balance                                             186,554,781.45
         Beginning Invested Amount                                          191,584,000.00
         Beginning Certificateholders Subordinated Principal Balance          3,910,620.04
         Beginning Class A Certificate Balance -- CUSIP                     191,584,000.00
         Beginning Class S Certificate Balance (Notional Amount) -- CUSIP   191,584,000.00
         Overcollateralization Amount                                            88,097.06
         Overcollateralization Loan Amount                                            0.00

         Ending Pool Balance                                                182,956,499.08
         Ending Invested Amount                                             191,584,000.00
         Ending Certificateholders Subordinated Principal Balance             3,998,717.10
         Certificateholders Subordinated Balance  (TSA)                       3,910,620.04
         Ending Class A Certificate Balance -- CUSIP                        191,495,902.94
         Ending Class S Certificate Balance (Notional Amount) -- CUSIP      191,495,902.94

         Additional Balances                                                  2,926,469.02

         Number of all Retransferred Mortgage Loans (Current
         Retransfer Date)                                                                0
         Retransferred Mortgage Loan Trust Balances (Current
         Retransfer Date)                                                             0.00
         Cumulative Number of all Retransferred Mortgage Loans (From                     0
         Previous Distributions)
         Cumulative Retransferred Mortgage Loan Trust Balances (From                  0.00
         Previous Distributions)
         Number of all Subsequent Mortgage Loans (Current Date)                        216
         Subsequent Mortgage Loan Asset Balance (Current Date)                 6,938,239.32

         Cumulative Number of all Subsequent Mortgage Loans                            857
         Cumulative Subsequent Mortgage Loan Asset Balance                   32,149,321.63

         Beginning Loan Count                                                        5,047
         Ending Loan Count                                                           4,964

COLLECTION AMOUNTS

   1     Aggregate of All Mortgage Collections (Gross)                       7,895,151.04
   2     Total Mortgage Interest Collections (Gross)                         1,370,399.65
         Servicing Fees (current collection period)                             54,411.81
         Deferred Interest Transfer  (DI)                                            0.00
      3a      Mortgage Principal Collections                                 6,524,751.39
      3b      Insurance Proceeds                                                     0.00
      3c      Net Liquidation Proceeds                                               0.00
   3     Total Mortgage Principal Collections                                6,524,751.39
         Aggregate of Transfer Deposits                                              0.00
         Investor Loss Amount                                                        0.00
         Aggregate Investor Loss Reduction Amount                                    0.00

INVESTOR AND TRANSFEROR COLLECTIONS FOR DISTRIBUTION

         Investor Interest Collections (Gross+DI -Service Fee)*IFAP          1,289,663.18
         Investor Principal Collections (zero available until end                    0.00
         of funding period) Transferor Interest Collections                     26,324.65
         Transferor Principal Collections                                            0.00

DISTRIBUTION AMOUNTS

         Class A Certificate Interest 5.01 (i)                                 966,135.49
         Unpaid Class A Certificate Interest Shortfall (current cycle)
         5.01(i)                                                                     0.00
         Class S Certificate Interest 5.01 (ii)                                206,218.89
         Unpaid Class S Certificate Interest Shortfall (current cycle)
         5.01 (ii)                                                                   0.00
         Investor Loss Amount  5.01(iii)                                             0.00
         Previous Investor Loss Amount 5.01(iv)                                      0.00
         Monthly Insurance Premium 5.01(v)                                      28,045.77
         Credit Enhancer Reimbursement 5.01(vi)                                      0.00
         Accelerated Principal Distribution Amount 5.01(vii)                    88,097.06
         Spread Account Deposit 5.01(viii)                                           0.00
         Trustee Fee 5.01 (ix)                                                   1,165.97
         Payment to Servicer per Section 7.03 5.01 (x)                               0.00
         Deferred Interest 5.01 (xi)                                                 0.00
         Remaining Amount to Transferor 5.01 (xii)                                   0.00
         Total Certificate Distribution Allocable to Interest                1,289,663.18

         Maximum Principal Payment                                           6,394,256.36
         Alternative Principal Payment                                       3,598,282.37
         Guaranteed Principal Distribution Amount (afterTSA= zero)                   0.00
         Scheduled Principal Collection Payment  ( Lesser of Max Prin and
         Alter Prin)                                                                 0.00
         Accelerated Principal Distribution Amount 5.01(vii) / Investor
         Loss Amount                                                                 0.00
         Total Certificate Distribution Allocable to Principal                       0.00

         Transferor Interest Collections                                        26,324.65
         Transferor Interest Collections 5.01 (xii)                                  0.00
         Transferor Principal Collections                                            0.00
         Transferor Distribution Amount                                         26,324.65

              LOSSES/RETRANSFERS

         Unpaid Class A Certificate Interest Shortfall Due (From Previous            0.00
         Distributions)
         Unpaid Class S Certificate Interest Shortfall Due (From Previous            0.00
         Distributions)

         Interest Earned on Shortfall @ applicable Certificate Rate                  0.00
         Investor Loss Reduction Amount (From Previous Distributions)                0.00

         DISTRIBUTION TO HOLDERS OF CERTIFICATES (PER CERTIFICATE WITH A
         $1,000 DENOMINATION)
         Total Class A Certificate Distribution Amount Allocable to
         Interest                                                               5.0428819
         Total Class S Certificate Distribution Amount Allocable to
         Interest                                                               1.0763889
         Unpaid Certificate Interest Shortfall Included in Current
         Distribution                                                           0.0000000
         Unpaid Certificate Interest Shortfall Remaining after Current
         Distribution (Carryover)                                               0.0000000

         Total Class A Certificate Distribution Amount Allocable to             0.4598352
         Principal
         Scheduled Principal Collections Payment                                0.0000000
         Accelerated Principal Distribution Amount                              0.4598352

         Reimbursed Investor Loss Reduction Amounts Included in Current         0.0000000
         Distribution
         Investor Loss Reduction Amounts after Current Distribution             0.0000000
         (carryover)

         Total Amount Distributed to Class A Certificateholder                  5.5027171
         Total Amount Distributed to Class S Certificateholder                  1.0763889
         Total Amount Distributed to Certificateholders                         6.5791060

         Credit Enhancement Draw Amount                                              0.00

         DELINQUENCIES/FORECLOSURES

         Number of Mortgages 30 to 59 Days Delinquent                                  35
         Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent  1,446,964.60
         Number of Mortgages 60 to 89 Days Delinquent                                   5
         Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent    205,542.00
         Number of Mortgages 90 to 179 or more Days Delinquent                          1
         Aggregate Principal Balances of Mortgages 90 to 179 or more Days       36,203.00
         Delinquent
         Number of Mortgages 180 or more Days Delinquent                                0
         Aggregate Principal Balances of Mortgages 180 or more Days                  0.00
         Delinquent
         Number of Mortgage Loans in Foreclosure                                        3
         Aggregate Principal Balances of Mortgage Loans in Foreclosure         138,321.62

         Book Value of Real Estate Acquired Through Foreclosure or Grant             0.00
         of a Deed
         Aggregate Trust Balances of any Liquidated Loans in the Current             0.00
         Month
==========================================================================================

         Prior Month Ending Balance after Purchase of Subsequent Loans:      8,939,838.59
         Current Funding Accout Deposits:                                    3,598,282.37
         Withdrawal for Subsequent Loan Purchase:                                    0.00
         Funding Account Ending Balance:                                    12,538,120.96
         Funding Account Earnings:                                             195,222.76

         Beginning Spread Account Principal Balance: (total cash available
         to Ambac)                                                             488,736.55
         Spread Account  Deposit (this distribution):                                0.00
         Spread Account Withdrawl (this distribution):                               0.00
         Ending Spread Account Principal Balance: (total cash available to
         Ambac)                                                                488,736.55

         Total Spread Account:                                               4,487,453.65
         Net Excess Spead:                                                         0.184%

         Capitalized Interest Account Activity:                                174,166.31
         Capitalized Interest Account Ending Balance:                          934,858.38

         OFFICER'S CERTIFICATE

         All Computations reflected in this Servicer Certificate were made in conformity with the Sale and Servicing Agreement.

         The Attached Servicing Certificate is true and correct in all material respects.

         ----------------------------------------------
         A Servicing Officer    Debora M. Toso


=====================================================================================================================
HEADLANDS MORTGAGE                                          Statement to Noteholders
=====================================================================================================================

Revolving Home Equity Loan  LIBOR:                         5.65625%  Current Collection Period:       5-1-98 thru 5-31-98
Asset-Backed Certificates   Margin:                        0.20000%  P&S Agreement Date:                3/1/98
Series 1998-1               Class A  Certificate Rate:     5.85625%  Original Closing Date:            3/25/98

                            Class S  Certificate Rate:     1.25000%  Distribution Date:                6/15/98
                            Interest Period 4/15/98 thru      31     Record Date:                      6/14/98
                            5/14/98:

                            Weighted Average Loan Rate:    10.46360% Investor Floating                97.99963%
                                                                     Allocation %:
                            Weighted Average Net Loan      9.78610%  Investor Fixed Allocation %:     98.00000%
                            Rate:
                            Maximum Rate:                  9.78610%  Pool Factor:                    99.9540165%
=====================================================================================================================

BALANCES

       Beginning Pool Balance                                                                         186,554,781.45
       Beginning Invested Amount                                                                      191,584,000.00
       Beginning Class A Note Balance  -- CUSIP 422093AC8                                             191,584,000.00
       Beginning Class S Note Balance (Notional Amount) -- CUSIP  422093AD6                           191,584,000.00

       Ending Pool Balance                                                                            182,956,499.08
       Ending Invested Amount                                                                         191,584,000.00
       Certificateholders Subordinated Balance  (TSA)                                                   3,910,620.04
       Ending Class A Note Balance -- CUSIP   422093AC8                                               191,495,902.94
       Ending Class S Note Balance (Notional Amount) -- CUSIP  422093AD6                              191,495,902.94

       Additional Balances                                                                              2,926,469.02

       Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                        0
       Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                     0.00
       Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                         0
       Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                      0.00
       Number of all Subsequent Mortgage Loans (Current Date)                                                    216
       Subsequent Mortgage Loan Asset Balance (Current Date)                                            6,938,239.32
       Cumulative Number of all Subsequent Mortgage Loans                                                        857
       Cumulative Subsequent Mortgage Loan Asset Balance                                               32,149,321.63

       Beginning Loan Count                                                                                    5,047
       Ending Loan Count                                                                                       4,964

DISTRIBUTION AMOUNTS

       Total Investor Noteholders Distribution Amount
                                                                                                        1,260,451.44
       Class A Note Interest
                                                                                                          966,135.49
       Unpaid Class A Note Interest Shortfall (current cycle)                                                   0.00

       Investor Loss Amount                                                                                     0.00
       Previous Investor Loss Amount                                                                            0.00


       Accelerated Principal Distribution Amount 5.01(vii)(if Invested Amount exceeds Class A)             88,097.06
       Scheduled Principal Collection Payment                                                                   0.00

       Total Class A Note Distribution--CUSIP                                                           1,054,232.55

       Class S Note Interest                                                                              206,218.89
       Unpaid Class S Note Interest Shortfall (current cycle)                                                   0.00
       Total Class S Note Distribution--CUSIP                                                             206,218.89

LOSSES/RETRANSFERS

       Unpaid Class A Note Interest Shortfall Due (From Previous Distributions)                                 0.00
       Unpaid Class S Note Interest Shortfall Due (From Previous Distributions)                                 0.00
       Interest Earned on Shortfall @ applicable Certificate Rate                                               0.00
       Investor Loss Reduction Amount (From Previous Distributions)                                             0.00


DISTRIBUTION TO NOTEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)

       Total Class A Note Distribution Amount Allocable to Interest                                        5.0428819
       Total Class S Note Distribution Amount Allocable to Interest                                        1.0763889
       Unpaid Noteholders Interest Shortfall Included in Current Distribution                              0.0000000
       Unpaid Noteholders Interest Shortfall Remaining after Current Distribution (Carryover)              0.0000000

       Total Class A Note Distribution Amount Allocable to Principal                                       0.4598352
       Scheduled Principal Collections Payment                                                             0.0000000
       Accelerated Principal Distribution Amount                                                           0.4598352

       Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                         0.0000000
       Investor Loss Reduction Amounts after Current Distribution (carryover)                              0.0000000

       Total Amount Distributed to Class A Noteholder                                                      5.5027171
       Total Amount Distributed to Class S Noteholder                                                      1.0763889
       Total Amount Distributed to Noteholders                                                             6.5791060

       Credit Enhancement Draw Amount                                                                           0.00

       Class A Service Fee                                                                                 79,826.67

DELINQUENCIES/FORECLOSURES

       Number of Mortgages 31 to 60 Days Delinquent                                                               35
       Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                               1,446,964.60
       Number of Mortgages 61 to 90 Days Delinquent                                                                5
       Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                 205,542.00
       Number of Mortgages 91 to 180 or more Days Delinquent                                                       1
       Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                         36,203.00
       Number of Mortgages 181 or more Days Delinquent                                                             0
       Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                    0.00


       Number of Mortgage Loans in Foreclosure                                                                     3
       Aggregate Principal Balances of Mortgage Loans in Foreclosure                                      138,321.62
       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                                    0.00

       Class A Rate for next Distribution           LIBOR  5.65625%                                          5.85625%
===================================================================================================================
       Spread Account Balance:                                                                            488,736.55
       Spread Account Transfer to Collection Account:                                                           0.00